UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
  CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 11, 2025
 WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd. Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (757) 627-9088
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market
7.00% Subordinated Convertible Notes due 2031	WHLRL	Nasdaq Capital Market

Item 3.02 Unregistered Sales of Equity Securities

Note Conversion by Stilwell Activist Investments, L.P.

On June 11, 2025, Stilwell Activist Investments, L.P. (“SAI”) submitted to Wheeler Real Estate Investment Trust, Inc. (the “Company”) a notice to convert $1,143,457 of the principal amount of the Company’s 7.00% Subordinated Convertible Notes due 2031 (the “Notes”) held by it into 405,580 shares of the Company’s common stock, $0.01 par value per share (“Common Stock”) at a conversion price of $2.819312 per share (8.867413 shares of Common Stock for each $25.00 of principal amount of the Notes being converted) in accordance with the terms of the Indenture among the Issuer and Wilmington Savings Fund Society, FSB, as Trustee, governing the terms of the Notes (the “Indenture”).
Note Conversion by Stilwell Activist Fund, L.P.

On June 11, 2025, Stilwell Activist Fund, L.P. (“SAF”) submitted to the Company a notice to convert $120,002 of the principal amount of the Notes held by it into 42,564 shares of Common Stock at a conversion price of $2.819312 per share (8.867413 shares of Common Stock for each $25.00 of principal amount of the Notes being converted) in accordance with the terms of the Indenture.

Note Conversion by Stilwell Value Partners VII, L.P.

On June 11, 2025, Stilwell Value Partners VII, L.P. (“SVP VII”) submitted to the Company a notice to convert $249,041 of the principal amount of the Notes held by it into 88,333 shares of Common Stock at a conversion price of $2.819312 per share (8.867413 shares of Common Stock for each $25.00 of principal amount of the Notes being converted) in accordance with the terms of the Indenture.

Exemption from Registration

The issuances of shares of Common Stock to each of SAI, SAF and SVP VII pursuant to the conversions described above are made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) contained in Section 3(a)(9) of the Securities Act on the basis that each such issuance of Common Stock constituted an exchange with an existing holder of the Company’s securities, and no commission or other remuneration was paid or given directly or indirectly for soliciting such transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ M. Andrew Franklin
Name: M. Andrew Franklin
Title: Chief Executive Officer and President

Dated: June 13, 2025